UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): December 7, 2005


                        Commission File Number 333-71008


                        Epicus Communication Group, Inc.
             (Exact name of registrant as specified in its charter)

                     Florida                                  59-25654162
 (State or other jurisdiction of incorporation              (I.R.S. Employer
               or organization)                           Identification Number)


                               1750 Osceola Drive
                         West Palm Beach, Florida 33409
                                 (561) 688-0440
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 30, 2005, the United States Bankruptcy Court, Southern District of Florida, approved a First Amended Joint Plan of Reorganization (the "Plan") for the Company. A copy of the Plan is attached hereto as Exhibit 2.1 and a copy of the Confirmation Order is attached hereto as Exhibit 2.2 and each is incorporated herein by reference. The following summary of the material features of the Plan is qualified in its entirety by reference to the Plan and the Confirmation Order.

Summary of the Plan


Treatment of Claims and Interests

The Plan classified claims and interest into thirteen (13) classes as follows:

     1. CLASS 1 was the Bell South secured claim in the amount of $1,929,396.96, which was secured by a lien on the assets of Epicus.
     2. CLASS 2 was composed of all secured claims other than the BellSouth Secured Claim, the NIR Group Debenture Claim and the IRS Secured Claim.
     3. CLASS 3 was the Debenture Claim of the NIR Group secured by a lien upon the NIR Group Collateral. The NIR Group is the company which is the common ownership and management group associated with the hedge funds that comprise the AJW Group.
     4.   CLASS 4 was the priority claims against Epicus Communications.
     5.   CLASS 5 was the priority claims against Epicus.
     6.   CLASS 6 was the Convenience Claims against Epicus Communications.
     7.   CLASS 7 was the Convenience Claims against Epicus.
     8. CLASS 8 was the Claims of General Unsecured Creditors against Epicus Communications.
     9.   CLASS 9 was the General Unsecured Creditors against Epicus.
     10. CLASS 10 was the Insider Subordinated Debt Claims of Gerard Haryman, Thomas Donaldson and Aptek.
     11. CLASS 11 was the Equity Interest in Epicus Communications, exclusive of the equity interests of the Haryman Parties.
     12.  CLASS 13 was the Secured Claim of the IRS.


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The Plan called for the acquisition of the assets and business operations of
Epicus by Epicus Communications. The payment of $100,000.00 for the acquisition was made to a Plan trustee and distributed pro rata to the holders of priority claims in the Epicus case. The BellSouth agreement was assumed and assigned to Epicus Communications and the pre-petition default was cured. Holders of unsecured claims received a pro rata distribution from a $175,000.00 contribution made by Gerard Haryman to the plan trust in exchange for releases for himself, Thomas Donaldson, Timothy Palmer, and Aptek, Inc. Unsecured creditors also received a $25,000.00 payment from the NIR Group in exchange for a release, 7.5% of the capital stock of the reorganized Epicus Communications and the proceeds of Avoidance Actions, through a plan trust. Equity interests in Epicus were extinguished.

Gerald Haryman also contributed $25,000.00 (on behalf of himself and all holders of equity interests in Epicus Communications) to the reorganization of Epicus Communications so that holders of equity in Epicus Communications retained their interest, subject to the dilution provided for in the Plan. The $25,000.00 contribution by Mr. Haryman was utilized to make a pro rata distribution to the holders of Epicus Communications' priority claims and to the extent funds remained, they were distributed pro rata to the holders of Epicus Communications' general unsecured claims. The NIR Group debentures were reinstated and retain or were granted a security interest in the assets it claims as its collateral.

A copy of the Company's press release announcing the Company's emergence from Chapter 11 bankruptcy proceedings was published December 9, 2005 is attached hereto as Exhibit 99.1.

On December 7, 2005, the Company appointed Mark Schaftlein as the Chief Executive Officer of the Company. Mr. Schaftlein is 47 years old and has been Managing Director of Ocean Avenue Advisors, LLC, a California business management and reorganization firm, since 2001. Ocean Avenue Advisors, LLC, is an affiliate of the Company, and has entered into transactions with the Company as described in the Plan and herein.

As further described in the Plan:

On December 7, 2005, the Company entered into employment agreements with the following executive officers of the Company: Gerard Haryman, Thomas Donaldson, and Mark Schaftlein. The employment agreements are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and each agreement is incorporated herein by reference.

On December 7, 2005, the Company entered into that certain New Debenture Purchase Agreement, as described in the Plan. A copy of the New Debenture Purchase Agreement, as amended, is attached hereto as Exhibit 10.4 and is incorporated herein by reference. Following the Closing the parties entered into a letter agreement to amend and restate the New Notes and New Warrants in exchange for additional financing. Forms of the Amended and Restated Notes and Warrants are attached hereto as Exhibits 10.5 and 10.6, respectively, and are incorporated herein by reference. The Company entered into a Registration Rights Agreement in connection with the New Debenture Purchase Agreement, a copy of which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

On December 8, 2005, the Company filed an Amended and Restated Certificate of Incorporation with the Florida Secretary of State. The Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1. The Company has also adopted Amended and Restated Bylaws, which are attached hereto as Exhibit 3.2.


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Pursuant to the Amended and Restated Articles of Incorporation, the Company
accomplished a one (1)-for-one-thousand (1,000) reverse stock split (the "Reverse Stock Split") of the Company's issued and outstanding common stock, par value $0.001 per share ("Common Stock"), effective on December 8, 2005 (the "Effective Time"). Pursuant to the Reverse Stock Split, at the Effective Time, each 1,000 shares of Common Stock issued and outstanding immediately prior to the Effective Time were automatically combined into and became one share of Common Stock.

On December 8, 2005, the Company issued additional shares of its common stock, in the amounts and on the terms and to the parties described in the Plan. In addition, the Company issued warrants for shares of the Company's common stock, in the amounts and on the terms and to the parties described in the Plan. The shares of the Company's common stock and warrants to purchase common stock described above were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933 provided by Section 1145 of the Bankruptcy Code or pursuant to Section 4(2) of the Securities Act.

Following the aforementioned issuance of common stock, Ocean Avenue Advisors ("OAA") acquired "control" of the Company, in the transactions described in the Plan. As of December 7, 2005, OAA owns 52.5% of the Company's outstanding common stock.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits:

Exhibit No.         Document
-----------         --------

2.1                 First Amended Joint Plan of Reorganization

2.2                 Confirmation Order

3.1 Amended and Restated Articles of Incorporation of Incorporation of Epicus Communications Group, Inc.

3.2                 Amended and Restated Bylaws of Epicus Communications Group,
                    Inc.

10.1 Employment Agreement between Epicus Communications Group, Inc. and Gerard Haryman, dated December 7, 2005

10.2 Employment Agreement between Epicus Communications Group, Inc. and Thomas Donaldson, dated December 7, 2005

10.3 Employment Agreement between Epicus Communications Group, Inc. and Mark Schaftlein, dated December 7, 2005

10.4 New Debenture Purchase Agreement dated December 7, 2005, as amended

10.5                Form of Amended and Restated Note

10.6                Form of Amended and Restated Warrant

10.7                Registration Rights Agreement dated December 7, 2005

99.1                Press Release dated December 9, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               EPICUS COMMUNICATIONS GROUP, INC.

Date:  December 13,  2005                      /s/ Gerard Haryman
                                               ---------------------
                                               Gerard Haryman
                                               President